Exhibit 10.30
Schedule Identifying Similar Non-Dilutive Promissory Notes

The below described notes are in the form of the Promissory Note set forth in Exhibit 10.28 above.

Date of Issuance	Original Principal Amount	Current Maturity Date

August 16, 2005	$45,000(1)	December 30, 2005(2)
September 26, 2005	$25,000	September 26, 2006
November 1, 2005	$20,000	May 3, 2007
____________
(1)    Outstanding principal reduced to $40,000 as a result of a $5,000 payment made on September 6, 2005.

(2)    As previously and currently extended.